Exhibit 99.1

SIXTH AMENDMENT TO

AMENDED AND RESTATED

NOTE PURCHASE AGREEMENT

This Sixth Amendment to Amended and Restated Note Purchase Agreement (this “Amendment”), dated as of March 27, 2013, is among UNIFIED GROCERS, INC. (formerly known as Unified Western Grocers, Inc.), a California corporation (the “Company”), the Persons set forth on Schedule 1 attached hereto, which constitute all of the current Noteholders under the Amended and Restated Note Purchase Agreement referred to in Recital A below, and John Hancock Life Insurance Company (U.S.A.), acting in its capacity as collateral agent for the current Noteholders (in such capacity, the “Collateral Agent”).

RECITALS

A. Pursuant to that certain Amended and Restated Note Purchase Agreement, dated as of January 3, 2006, among the Company, the Collateral Agent and the purchasers named therein (as amended by the Amendment to Note Purchase Agreement and Consent dated as of December 19, 2006, by the Second Amendment to Note Purchase Agreement dated November 7, 2008, by the Third Amendment to Amended and Restated Note Purchase Agreement dated November 3, 2009, by the Fourth Amendment to Amended and Restated Note Purchase Agreement dated June 29, 2012, by the Fifth Amendment to Amended and Restated Note Purchase Agreement dated December 26, 2012, and as amended hereby, the “Note Purchase Agreement,” and with capitalized terms used herein and not otherwise defined used with the meanings given such terms in the Note Purchase Agreement), the Company issued the Notes and the Purchasers purchased the same on the terms and conditions set forth therein.

B. The Company has requested that the Noteholders change the Indebtedness to Consolidated EBITDAP Ratio for the second Fiscal Quarter of the 2013 Fiscal Year, and the parties have agreed to amend the Note Purchase Agreement on the terms set forth herein.

NOW THEREFORE, in consideration of the mutual conditions and agreements set forth in this Amendment, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. AMENDMENT TO THE NOTE PURCHASE AGREEMENT

§1.1 Effective on the effective date of this Amendment, the first sentence of Section 8.6(e) of the Note Purchase Agreement is amended as follows:

(i) As of the last day of each Fiscal Quarter of the Company, the Company shall not permit the ratio of (x) Indebtedness at such time to (y) Consolidated EBITDAP for the four Fiscal Quarters of the Company then ended to be greater than (i) 3.50 to 1.00 for each Fiscal Quarter through the second Fiscal Quarter of the 2012 Fiscal Year, (ii) 4.00:1.00 for the third and fourth Fiscal Quarters of the 2012 Fiscal Year and the first Fiscal Quarter of the 2013 Fiscal Year, (iii) 4.25:1.00 for the second Fiscal Quarter of the 2013 Fiscal Year, (iv) 3.50:1.00 for the third Fiscal Quarter of the 2013 Fiscal Year, and (v) 3.25:1.00 for all Fiscal Quarters thereafter.

§1.2 Effective on the effective date of this Amendment, a new subsection 8.6(e)(ii) is added to the Note Purchase Agreement, to read as follows:

(ii) By giving notice to the Noteholders on or before April 30, 2013, the Company may increase the permitted ratio of Indebtedness to Consolidated EBITDAP as of the last day of the second Fiscal Quarter of the 2013 Fiscal Year to 4.50:1.00. Along with such notice, the Company shall pay to the Noteholders an aggregate fee of $50,000, which shall be treated as interest on the Notes, allocated pro rata over all the Notes.

§1.3 Effective on the effective date of this Amendment, a new section 1.6C is added to the Note Purchase Agreement, to read as follows:

§1.6C Increase in Interest Rate

In addition to the provisions of Sections 1.6, 1.6A, and 1.6B hereof, if as of the last day of the second Fiscal Quarter of the 2013 Fiscal Year (i.e., the Fiscal Quarter ending on March 30, 2013) or the last day of the third Fiscal Quarter of the 2013 Fiscal Year (i.e., the Fiscal Quarter ending on June 29, 2013) the Indebtedness to Consolidated EBITDAP Ratio (calculated pursuant to Section 8.6(e)) is greater than 3.75:1:00, then the interest rate on the Notes shall, for each Tranche of Notes, increase for such Fiscal Quarter (but only for such Fiscal Quarter) by 1.50% per annum. The additional payment of the increased amount of interest for each such Fiscal Quarter shall be made in a single payment due within two weeks after the delivery of the financial statements and certificate showing the applicable calculations, in accordance with Sections 5.1 and 5.2. For the second Fiscal Quarter of the 2013 Fiscal Year, such additional payment, if applicable, shall replace the 0.50% increase described in Section 1.6B(c) (i.e., the amount payable by the Company under this Section 1.6C for the second Fiscal Quarter will be reduced by the amounts paid by the Company under Section 1.6B(c) with respect to the second Fiscal Quarter). In calculating any Make-Whole Amount with respect to any prepayment under Section 6.2 hereof, such calculation shall not include any increase in the interest rate of the Notes pursuant to this Section 1.6C.

SECTION 2. REPRESENTATIONS AND WARRANTIES OF COMPANY

In order to induce the Noteholders to enter into this Amendment and consummate all of the transactions contemplated thereby, the Company and each Subsidiary Guarantor, for itself alone and not for any other entity, as applicable, represents and warrants as of the date hereof that:

§2.1 No Default. After giving effect to the provisions of the Amendment, no Default or Event of Default shall have occurred and be continuing.

§2.2 No Material Adverse Change. No Material Adverse Effect has occurred since June 30, 2012.

§2.3 Requisite Power. The Company and each Subsidiary Guarantor has the power, authority and legal right to enter into, perform and comply with this Amendment, to carry out the provisions of this Amendment and to consummate the transactions contemplated hereby. All necessary action in respect of the execution, delivery and performance of this Amendment by the Company and each Subsidiary Guarantor, as applicable, has been taken, and the execution, delivery and performance thereof do not require any other consent or approval of any Person.

§2.4 Consents. No consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any Governmental Authority is required on the part of the Company or any Subsidiary Guarantor, as applicable, in connection with the execution, delivery and performance by the Company or any Subsidiary Guarantor, as applicable, of this Amendment.

§2.5 Binding Agreements. This Amendment has been duly executed and delivered by the Company and each Subsidiary Guarantor and constitutes the legal, valid and binding obligations of the Company or such Subsidiary Guarantor, as applicable, enforceable against the Company or such Subsidiary Guarantor, as applicable, in accordance with its or their terms, except as the enforceability hereof or thereof may be affected by bankruptcy, insolvency and other similar laws affecting creditors’ rights generally and principles of equity. The execution, delivery and performance by each Company and each Subsidiary Guarantor of this Amendment do not or will not: (a) contravene such Person’s Articles of Incorporation or Bylaws; (b) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect applicable to such Person; (c) result in a breach of or constitute a default under any contractual obligation of the Company or such Subsidiary Guarantor, as applicable; or (d) result in or require the imposition of any Lien (except as shall be created by the Security Documents) upon or with respect to any of the Assets now owned or hereafter acquired by the Company or any Subsidiary Guarantor except as permitted by the Note Purchase Agreement.

§2.6 No Claims, Etc. Each of the Company and each Subsidiary Guarantor has no existing claims, counterclaims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to any of the Debt Documents or against the Collateral Agent or any of the Noteholders, whether arising out of the Debt Documents or otherwise.

SECTION 3. REAFFIRMATION OF DEBT DOCUMENTS

The Company hereby affirms and agrees that: (a) its execution and delivery of, and the performance of its obligations under, this Amendment shall not in any way amend, impair, invalidate or otherwise affect any of its obligations or the rights of the Collateral Agent or the Noteholders under the Note Purchase Agreement and the other Debt Documents, except as expressly set forth herein, (b) to the extent not expressly amended hereby, the Note Purchase Agreement and the other Debt Documents remain in full force and effect, and (c) to the extent not expressly amended hereby or previously released by the Collateral Agent, the Security Documents continue to constitute a first priority perfected Lien upon the Real Property and the Personal Property as security for the Obligations of the Company under the Note Purchase Agreement as amended hereby, subject in each case to any Liens or other matters expressly permitted by the Note Purchase Agreement.

SECTION 4. CONSENT OF SUBSIDIARY GUARANTORS

Each Subsidiary Guarantor, by acknowledging and agreeing to this Amendment as provided by its signature below, hereby consents to this Amendment, and agrees that (a) the execution and delivery by the Company of, and the performance of its obligations under, this Amendment shall not in any way amend, impair, invalidate or otherwise affect any of the obligations of such Subsidiary Guarantor or the rights of Noteholders under any provisions of the Subsidiary Guaranties or the Subsidiary Security Agreements, and (b) the Subsidiary Guaranties and the Subsidiary Security Agreements remain in full force and effect, and such Subsidiary Guarantor has no defenses or offsets to any of its obligations thereunder.

SECTION 5. MISCELLANEOUS

(a) On and after the date effective hereof, each reference in the Agreement to “this Agreement,” hereunder,” hereof,” “herein,” or words of like import, and each such reference in the Debt Documents or any of the Notes, shall mean and be a reference to the Agreement as amended hereby.

(b) The Company acknowledges that pursuant to Section 13.1 of the Agreement, the Company is obligated to pay or reimburse the Noteholders for all amounts covered by such section which relate in any way to this Amendment.

(c) This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

(d) Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment or be given any substantive effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.

UNIFIED GROCERS, INC., a California corporation

By:	/s/ Christine Neal
Name:	Christine Neal
Title:	Senior Vice President of Finance and Treasurer

GROCERS DEVELOPMENT CENTER, INC., a California corporation, as a Subsidiary Guarantor (for purposes of sections 2 and 4 only)

By:	/s/ Christine Neal
Name:	Christine Neal
Title:	Senior Vice President of Finance and Treasurer

CROWN GROCERS, INC., a California corporation, as a Subsidiary Guarantor (for purposes of sections 2 and 4 only)

By:	/s/ Christine Neal
Name:	Christine Neal
Title:	Senior Vice President of Finance and Treasurer

SAV MAX FOODS, INC., a California corporation, as a Subsidiary Guarantor (for purposes of sections 2 and 4 only)

By:	/s/ Christine Neal
Name:	Christine Neal
Title:	Senior Vice President of Finance and Treasurer

MARKET CENTRE (formerly known as GROCERS SPECIALTY COMPANY), a California corporation, as a Subsidiary Guarantor (for purposes of sections 2 and 4 only)

By:	/s/ Christine Neal
Name:	Christine Neal
Title:	Senior Vice President of Finance and Treasurer

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.), as Collateral Agent and as a Noteholder

By:	/s/ Eugene Hodge, Jr.
Name:	Eugene Hodge, Jr.
Title:	Senior Managing Director

JOHN HANCOCK LIFE & HEALTH INSURANCE COMPANY, as a Noteholder

By:	/s/ Eugene Hodge, Jr.
Name:	Eugene Hodge, Jr.
Title:	Senior Managing Director

JPMORGAN CHASE BANK, not individually but solely in its capacity as Directed Trustee for the SBC Master Pension Trust, as a Noteholder

By:	/s/ Jacqueline M. Savage
Name:	Jacqueline M. Savage
Title:	Attorney-In-Fact

List of Schedules and Exhibits

Schedule 1	List of Noteholders

1

Schedule 1

Current Noteholders

John Hancock Life Insurance Company (U.S.A.), as successor to John Hancock Life Insurance Company and John Hancock Variable Life Insurance Company

John Hancock Life & Health Insurance Company

JPMorgan Chase Bank, as Directed Trustee for the SBC Master Pension Trust

1